UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------




       Date of Report (Date of earliest event reported):  October 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-13              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000
                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On October 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 30, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       148,363,000.00   147,001,299.75       101,369.29     534,902.04      636,271.33     0.00        0.00      146,899,930.46
IIA1       37,843,000.00    35,412,008.93     1,463,791.80     163,780.54    1,627,572.34     0.00        0.00       33,948,217.13
IIIA1      66,580,000.00    64,608,116.63        36,812.53     224,782.41      261,594.94     0.00        0.00       64,571,304.10
IVA1       20,000,000.00    18,896,088.43     1,119,505.62      91,331.09    1,210,836.71     0.00        0.00       17,776,582.81
IVA2       83,044,000.00    78,460,338.38     4,648,411.22     416,820.55    5,065,231.77     0.00        0.00       73,811,927.16
VA1        22,579,000.00    20,617,946.40     5,698,970.43      83,330.87    5,782,301.30     0.00        0.00       14,918,975.97
IB1         2,683,000.00     2,680,672.19         1,174.72       9,195.84       10,370.56     0.00        0.00        2,679,497.47
IB2         2,209,000.00     2,207,083.44           967.18       8,067.83        9,035.01     0.00        0.00        2,206,116.26
IIB1        3,759,000.00     3,755,185.37         1,906.86      20,897.60       22,804.46     0.00        0.00        3,753,278.51
IIB2        3,030,000.00     3,026,925.15         1,537.06      16,844.83       18,381.89     0.00        0.00        3,025,388.09
B3          3,589,000.00     3,585,590.22         1,711.01      18,026.29       19,737.30     0.00        0.00        3,583,879.21
B4          4,204,000.00     4,200,005.93         2,004.21      21,115.22       23,119.43     0.00        0.00        4,198,001.72
B5          1,199,000.00     1,197,860.88           571.61       6,022.16        6,593.77     0.00        0.00        1,197,289.27
B6          1,417,480.00     1,416,133.31           675.77       7,119.51        7,795.28     0.00        0.00        1,415,457.54
R                 100.00             0.00             0.00           0.00            0.00     0.00        0.00                0.00
P1                  0.00             0.00             0.00           0.00            0.00     0.00        0.00                0.00
P2                  0.00             0.00             0.00           0.00            0.00     0.00        0.00                0.00
TOTALS    400,499,580.00   387,065,255.01    13,079,409.31   1,622,236.78   14,701,646.09     0.00        0.00      373,985,845.70

IA2       148,363,000.00   147,001,299.75             0.00      85,750.76       85,750.76     0.00        0.00   146,899,930.46
IIA2        7,700,954.00     7,093,015.26             0.00      32,805.20       32,805.20     0.00        0.00     6,849,653.46
IIIA2      42,561,807.00    41,300,777.30             0.00     143,692.29      143,692.29     0.00        0.00    41,281,853.51
IVA3        7,801,459.00     7,298,658.08             0.00      35,276.85       35,276.85     0.00        0.00     6,894,754.44
VA2         5,788,258.00     5,285,017.68             0.00      21,360.28       21,360.28     0.00        0.00     3,850,931.87
IB1X        2,683,000.00     2,680,672.19             0.00       2,122.20        2,122.20     0.00        0.00     2,679,497.47
IB2X        2,209,000.00     2,207,083.44             0.00       1,250.68        1,250.68     0.00        0.00     2,206,116.26
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RX36      990.82183395       0.68325182     3.60536010       4.28861192     990.13858213      IA1      4.366509 %
IIA1     86358RX51      935.76114288      38.68064900     4.32789525      43.00854425     897.08049388      IIA1     5.550000 %
IIIA1    86358R2E6      970.38324767       0.55290673     3.37612511       3.92903184     969.83034094      IIIA1    4.175000 %
IVA1     86358R2G1      944.80442150      55.97528100     4.56655450      60.54183550     888.82914050      IVA1     5.800000 %
IVA2     86358R2H9      944.80442151      55.97528081     5.01927352      60.99455433     888.82914070      IVA2     6.375000 %
VA1      86358RX77      913.14701271     252.40136543     3.69063599     256.09200142     660.74564728      VA1      4.850000 %
IB1      86358RX93      999.13238539       0.43783824     3.42744689       3.86528513     998.69454715      IB1      4.116509 %
IB2      86358RY35      999.13238569       0.43783612     3.65225441       4.09009054     998.69454957      IB2      4.386509 %
IIB1     86358RY50      998.98520085       0.50727853     5.55935089       6.06662942     998.47792232      IIB1     6.677998 %
IIB2     86358RY68      998.98519802       0.50728053     5.55934983       6.06663036     998.47791749      IIB2     6.677998 %
B3       86358RY76      999.04993592       0.47673725     5.02264976       5.49938702     998.57319866      B3       6.032913 %
B4       86358RY92      999.04993578       0.47673882     5.02264986       5.49938868     998.57319696      B4       6.032913 %
B5       86358RZ26      999.04994162       0.47673895     5.02265221       5.49939116     998.57320267      B5       6.032913 %
B6       86358RZ34      999.04994074       0.47674041     5.02265288       5.49939329     998.57320033      B6       6.032913 %
R        86358RY84        0.00000000       0.00000000     0.00000000       0.00000000       0.00000000      R        5.066509 %
TOTALS                  966.45608220      32.65773540     4.05053304      36.70826843     933.79834680

IA2      86358RX44      990.82183395       0.00000000     0.57797942       0.57797942     990.13858213      IA2      0.700000 %
IIA2     86358RX69      921.05669765       0.00000000     4.25988780       4.25988780     889.45518438      IIA2     5.550000 %
IIIA2    86358R2F3      970.37180071       0.00000000     3.37608528       3.37608528     969.92718166      IIIA2    4.175000 %
IVA3     86358R2J5      935.55039897       0.00000000     4.52182726       4.52182726     883.77756520      IVA3     5.800000 %
VA2      86358RX85      913.05841585       0.00000000     3.69027780       3.69027780     665.30066041      VA2      4.850000 %
IB1X     86358RY27      999.13238539       0.00000000     0.79098025       0.79098025     998.69454715      IB1X     0.950000 %
IB2X     86358RY43      999.13238569       0.00000000     0.56617474       0.56617474     998.69454957      IB2X     0.680000 %
-------------------------------------------------------------------------------------------------    ----------------------------

                                      -6-


If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street,, 14th floor,
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------



Total Scheduled Principal Amounts                      185,850.69
        Group 1 Scheduled Principal Amounts            68,565.06
        Group 2 Scheduled Principal Amounts            23,835.29
        Group 3 Scheduled Principal Amounts            32,312.64
        Group 4 Scheduled Principal Amounts            58,494.25
        Group 5 Scheduled Principal Amounts            2,643.25

Total Unscheduled Principal Amounts                    12,893,558.63
        Group 1 Unscheduled Principal Amounts          36,950.65
        Group 2 Unscheduled Principal Amounts          1,441,274.75
        Group 3 Unscheduled Principal Amounts          6,227.38
        Group 4 Unscheduled Principal Amounts          5,712,628.84
        Group 5 Unscheduled Principal Amounts          5,696,477.01

Total Net Liquidation Proceeds                          0.00
        Group 1 Net Liquidation Proceeds                0.00
        Group 2 Net Liquidation Proceeds                0.00
        Group 3 Net Liquidation Proceeds                0.00
        Group 4 Net Liquidation Proceeds                0.00
        Group 5 Net Liquidation Proceeds                0.00

Total Insurance Proceeds                                0.00
        Group 1 Insurance Proceeds                      0.00
        Group 2 Insurance Proceeds                      0.00
        Group 3 Insurance Proceeds                      0.00
        Group 4 Insurance Proceeds                      0.00
        Group 5 Insurance Proceeds                      0.00

Aggregate Advances                                      0.00
        Group 1 Aggregate Advances                      0.00
        Group 2 Aggregate Advances                      0.00
        Group 3 Aggregate Advances                      0.00
        Group 4 Aggregate Advances                      0.00
        Group 5 Aggregate Advances                      0.00

Ending Principal Balance                                373,985,846.20
        Group 1 Ending Principal Balance                156,357,775.43
        Group 2 Ending Principal Balance                36,020,058.78
        Group 3 Ending Principal Balance                68,218,733.57
        Group 4 Ending Principal Balance                97,231,529.83
        Group 5 Ending Principal Balance                16,157,738.59

Current Period Realized Losses                          0.00
        Group 1 Current Period Realized Losses          0.00
        Group 2 Current Period Realized Losses          0.00
        Group 3 Current Period Realized Losses          0.00
        Group 4 Current Period Realized Losses          0.00
        Group 5 Current Period Realized Losses          0.00

Fraud Loss Limit                                        12,014,987.00
Bankruptcy Loss Loss Limit                              150,000.00
Special Hazard Loss Loss Limit                          8,000,000.00


Bankruptcy Losses                                       0.00
        Group 1 Bankruptcy Losses                       0.00
        Group 2 Bankruptcy Losses                       0.00
        Group 3 Bankruptcy Losses                       0.00
        Group 4 Bankruptcy Losses                       0.00
        Group 5 Bankruptcy Losses                       0.00

Fraud Losses                                            0.00
        Group 1 Fraud Losses                            0.00
        Group 2 Fraud Losses                            0.00
        Group 3 Fraud Losses                            0.00
        Group 4 Fraud Losses                            0.00
        Group 5 Fraud Losses                            0.00




Special Hazard Losses                                   0.00
        Group 1 Special Hazard Losses                   0.00
        Group 2 Special Hazard Losses                   0.00
        Group 3 Special Hazard Losses                   0.00
        Group 4 Special Hazard Losses                   0.00
        Group 5 Special Hazard Losses                   0.00

Servicing Fees                                          98,916.82
Trustee Fees                                            1,774.05
Master Service Fee                                      0.00


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
Category                Number     Principal Balance               Percentage
1 Month                1                         144,120.36                  0.09 %
2 Month                4                       2,933,263.18                  1.88 %
3 Month                0                               0.00                  0.00 %
Total                  5                       3,077,383.54                  1.97 %



 Group 2
Category                Number     Principal Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                2                         715,227.79                  1.99 %
3 Month                0                               0.00                  0.00 %
Total                  2                         715,227.79                  1.99 %



 Group 3
Category                Number     Principal Balance               Percentage
1 Month                2                         830,867.96                  1.22 %
2 Month                1                          96,765.90                  0.14 %
3 Month                0                               0.00                  0.00 %
Total                  3                         927,633.86                  1.36 %



 Group 4
Category                Number     Principal Balance               Percentage
1 Month                3                         745,649.58                  0.77 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  3                         745,649.58                  0.77 %



 Group 5
Category                Number     Principal Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 0                               0.00                  0.00 %


 Group Totals
Category                Number     Principal Balance               Percentage
1 Month                6                       1,720,637.90                  0.46 %
2 Month                7                       3,745,256.87                  1.00 %
3 Month                0                               0.00                  0.00 %
 Total                 13                      5,465,894.77                  1.46 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %





Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans
 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %

Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Total Relief Act
Class ia1 Relief Act Shortfall          0.00
Class ia2 Relief Act Shortfall          0.00
Class iia1 Relief Act Shortfall         0.00
Class iia2 Relief Act Shortfall         0.00
Class iiia1 Relief Act Shortfall        0.00
Class iiia2 Relief Act Shortfall        0.00
Class iva1 Relief Act Shortfall         0.00
Class iva2 Relief Act Shortfall         0.00
Class iva3 Relief Act Shortfall         0.00
Class va1 Relief Act Shortfall          0.00
Class va2 Relief Act Shortfall          0.00
Class ib1 Relief Act Shortfall          0.00
Class ib1x Relief Act Shortfall         0.00
Class ib2 Relief Act Shortfall          0.00
Class ib2x Relief Act Shortfall         0.00
Class b3 Relief Act Shortfall           0.00
Class b4 Relief Act Shortfall           0.00
Class b5 Relief Act Shortfall           0.00
Class b6 Relief Act Shortfall           0.00
Class iib1 Relief Act Shortfall         0.00
Class iib2 Relief Act Shortfall         0.00
Class r Relief Act Shortfall            0.00

Total PPIS Act
Class ia1 PPIS Act Shortfall            0.00
Class ia2 PPIS Act Shortfall            0.00
Class iia1 PPIS Act Shortfall           0.00
Class iia2 PPIS Act Shortfall           0.00
Class iiia1 PPIS Act Shortfall          0.00
Class iiia2 PPIS Act Shortfall          0.00
Class iva1 PPIS Act Shortfall           0.00
Class iva2 PPIS Act Shortfall           0.00
Class iva3 PPIS Act Shortfall           0.00
Class va1 PPIS Act Shortfall            0.00
Class va2 PPIS Act Shortfall            0.00
Class ib1 PPIS Act Shortfall            0.00
Class ib1x PPIS Act Shortfall           0.00
Class ib2 PPIS Act Shortfall            0.00
Class ib2x PPIS Act Shortfall           0.00
Class b3 PPIS Act Shortfall             0.00
Class b4 PPIS Act Shortfall             0.00
Class b5 PPIS Act Shortfall             0.00
Class b6 PPIS Act Shortfall             0.00
Class iib1 PPIS Act Shortfall           0.00
Class iib2 PPIS Act Shortfall           0.00
Class r PPIS Act Shortfall              0.00
